THIS AGREEMENT SECURES
                            OBLIGATORY ADVANCES MADE
                             FOR COMMERCIAL PURPOSES

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"), dated as of April 30, 1996 made by PLASTI-LINE, INC., a Tennessee corporation, CARTER-MIOT, INC., a Georgia corporation, and AMERICAN SIGN AND MARKETING SERVICES, INC., a Kentucky corporation (each a "Grantor" and collectively, the "Grantors") to SUNTRUST BANK, EAST TENNESSEE, N.A., a national banking association, Knoxville, Tennessee (the "Administrative Agent"), acting in its capacity as collateral and administrative agent for the equal and ratable benefit of (a) SunTrust Bank, East Tennessee, N.A. as lender ("SunTrust") pursuant to the terms of a $9,500,000 Amended and Restated Revolving Credit Note dated as of the date hereof made by the Grantors payable to SunTrust (as such may be amended, modified, restated or supplemented from time to time, the "SunTrust Note") and (b) National City Bank, Kentucky ("NCB"), a national banking association, as lender pursuant to the terms of an $9,500,000 Revolving Credit Note dated as of the date hereof made by the Grantors payable to NCB (as such may be amended, modified, restated or supplemented from time to time, the "NCB Note") (hereinafter the SunTrust Note and the NCB Note are referred to collectively as the "Notes", and SunTrust and NCB in their capacities as lenders under the Notes and pursuant to the terms of the Amended and Restated Credit Agreement by and among the Grantors, the Administrative Agent and SunTrust and NCB as lenders dated as of the date hereof (as such may be amended, modified, restated or supplemented from time to time, the "Credit Agreement") are referred to collectively as the "Lenders"), recites and provides:

                              W I T N E S S E T H :


WHEREAS, pursuant to the Notes and the Credit Agreement, the Lenders have agreed to extend revolving credit loans (collectively, the "Loans") to the Grantors in an aggregate principal amount not to exceed $19,000,000 in accordance with their respective Commitments for those business purposes set forth in the Credit Agreement; and WHEREAS, the Lenders are willing to make the Loans and enter into the Credit Agreement, but only upon the condition, among

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others,  that the Grantors  shall have  executed  and  delivered  this  Security
Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. The following capitalized terms when used herein shall have the meanings set forth below. Capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement. "Accounts": any "Account", as such term is defined in Section 9-106 of the Code, in which the Grantors shall now or hereafter have any right, title or interest.

                  "Account Debtor": the party who is obligated on an Account.

                  "Administrative Agent": the meaning set forth in the preamble to this Security Agreement.

                  "Chattel Paper": any "chattel paper", as such term is defined in Section 9-105 of the Code, in which the Grantors shall now or hereafter have any right, title or interest.

                  "Code": the Uniform Commercial Code as adopted in Tennessee, as amended from time to time.

                  "Collateral": the meaning assigned to it in Section 2 of this Security Agreement.

                  "Collateral Account":  the meaning assigned to it in
         Section 3 of this Security Agreement.

                  "Credit Agreement": the meaning set forth in the preamble to this Security Agreement.

                  "Documents": any "documents", as such term is defined in Section 9-105 of the Code, in which the Grantors shall now or hereafter have any right, title or interest.

                  "Event of Default":  any of the events specified in
         Section 8 of this Security Agreement.

                  "General Intangibles": any "general intangibles", as such term is defined in Section 9-106 of the Code, in which the Grantors shall now or hereafter have any right, title or interest.


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     "Grantor"  and  "Grantors":  the meanings set forth in the preamble to this
Security Agreement.

     "Instrument": any "instrument", as such term is defined in Section 9-105 of the Code, in which the Grantors shall now or hereafter have any right, title or interest.

     "Inventory": any "inventory", as such term is defined in Section 9-109(4) of the Code, in which the Grantors shall now or hereafter have any right, title or interest.

     "Lenders":  the  meaning  set  forth  in  the  preamble  to  this  Security
Agreement.

     "Lien": any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Loan Documents": the meaning set forth in the Credit Agreement, and also including any and all documents and instruments executed in connection therewith (as such may be amended, modified, restated or supplemented from time to time).

     "Loans": the meaning set forth in the recitals to this Security Agreement.

     "NCB": the meaning set forth in the preamble to this Security Agreement.

     "Notes": the meaning set forth in the recitals to this Security Agreement.

     "Obligations": all indebtedness, liabilities and obligations of any and all of the Grantors to the Lenders, and/or either Lender, now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses or other costs, whether arising out of or in connection with any Loan Document, and whether written or oral, or arising by operation of law and whether or not evidenced by promissory notes or other evidence of indebtedness.

     "Permitted Liens": Liens permitted to exist under the Credit Agreement.

     "Proceeds": any "proceeds", as such term is defined in Section 9-306 of the Code.


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     "Security  Agreement":  this  Security  Agreement,  as such may be amended, modified, restated or supplemented from time to time.

     "SunTrust":  the  meaning  set  forth  in the  recitals  to  this  Security
Agreement.

     Section 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations, the Grantors hereby sell, assign, convey, mortgage, pledge, hypothecate and transfer to the Administrative Agent for the equal and ratable benefit of the Lenders, all of the following property of Grantors (all of which being hereinafter collectively referred to as the "Collateral"):

                           (i)      all Accounts;

                          (ii)      all Chattel Paper;

                         (iii)      all Documents;

                          (iv)      all General Intangibles;

                           (v)      all Instruments;

                          (vi)      all Inventory;

                         (vii) all Grantors' books of account, records, ledger sheets and documents relating to the foregoing; and

                        (viii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing.

     Section 3. Rights of the Administrative Agent. (a) If required by the Administrative Agent at any time after the occurrence of an Event of Default, any Proceeds collected by any or all of the Grantors and received as payment in respect of any Collateral shall be promptly deposited by the Grantor(s) in precisely the form received, except for its endorsement when required, in a special bank account maintained by the Administrative Agent (the "Collateral Account"), subject to withdrawal by the Administrative Agent only, as hereinafter provided, and until so turned over, shall be deemed to be held in trust by the Grantor(s) for and as the property of the Administrative Agent and shall not be commingled with the Grantors' other funds. Such proceeds, when deposited, shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall, at such intervals as


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     it shall  determine,  apply all or any part of the funds on  deposit in the
Collateral Account on account of the principal of and/or interest on any of the Obligations, the order and method of such application to be in the discretion of the Administrative Agent, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Grantor(s). If an Event of Default shall not be continuing, funds deposited in the Collateral Account shall be immediately released to the Grantor(s). At the Administrative Agent's request, the Grantor(s) shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created the Accounts, including, but not limited to, all original orders, invoices and shipping receipts.

     (b) The Administrative Agent may at any time notify Account Debtors that the Accounts have been assigned to the Administrative Agent and that payments shall be made directly to the Administrative Agent. Upon the request of the Administrative Agent at any time, the Grantors will so notify such Account Debtors. The Administrative Agent may in its own name or in the name of others communicate with Account Debtors in order to verify with them, to the Administrative Agent's satisfaction, the existence, amount and terms of any Accounts.

     (c) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium it considers advisable, and the Grantors agree to furnish all such assistance and information as the Administrative Agent may require in connection therewith. The Grantors at their expense will cause independent public accountants satisfactory to the Administrative Agent to furnish to the Administrative Agent at any time and from time to time promptly upon the Administrative Agent's request, the following reports: (i) reconciliation of all Accounts, (ii) an aging of all Accounts,
(iii) trial balances, and (iv) a test verification of such Accounts.

     Section 4. Representations and Warranties. The Grantors hereby represent and warrant that:
     (a) This Security Agreement constitutes a valid obligation of the Grantors, legally binding upon them and enforceable in accordance with its terms. No consent of any other party (including, without limitation, any stockholders or other creditors of the Grantors) and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, except for filings of financing statements in the appropriate filing offices, all of which have been duly made or are presently contemplated to be made, is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement with respect to Collateral in existence on the date hereof.

     (b) The Grantors are (or, in the case of after- acquired property, will be) the sole owner or owners, as applicable, of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens except for Permitted Liens. No amounts payable under or in connection with any of the Collateral are evidenced by promissory notes or other instruments.

     (c) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in connection with the Permitted Liens or except as may otherwise have been disclosed to the Administrative Agent.

     (d) This Security Agreement constitutes a valid and continuing Lien on the Collateral, and upon the proper filing of financing statements in accordance with the Code, Administrative Agent shall possess a perfected security interest in the Collateral in favor of the Administrative Agent (excepting that Collateral in which a security interest cannot be perfected under the Code by the filing of financing statements), and such security interest shall be prior to all other liens, encumbrances, security interests and rights of others except for Permitted Liens, and is enforceable as such as against creditors of and purchasers from the Grantors. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral currently existing has been duly taken or is presently contemplated to be taken.

     (e) The Grantors' principal places of business and chief executive offices and the locations where their records concerning the Collateral are kept is set forth on Exhibit A attached hereto (hereinafter, collectively, the "Main Offices"), and the Grantors will not change the Main Offices or remove such records therefrom without the express prior written consent of the Administrative Agent. The Inventory is located at the Main Offices.

     (f) The amount represented by the Grantors to the Administrative Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.


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     (g) The only names under which the  Collateral  is owned,  used or sold are the names of the Grantors as described in this Security Agreement.

     (h) Each Schedule and/or Exhibit hereto contains true and complete information with respect to the subject matter covered thereby.

     Section 5. Covenants. Each of the Grantors covenants and agrees that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

     (a) Further Documentation. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Grantors, the Grantors will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent may reasonably deem desirable in obtaining the full benefits of this Security Agreement and the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the Liens and security interests granted hereby, transferring Collateral to the Administrative Agent's possession and using its best efforts to obtain waivers from any landlords and mortgagees. The Grantors also hereby authorize the Administrative Agent to file any such financing or continuation statement without the signature of the Grantors to the extent permitted by applicable law.

     (b) Limitation on Liens on Collateral. The Grantors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens and will defend the right, title and interest of the Administrative Agent in and to any of the Grantors' rights in the Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.
     (c) Limitations on Dispositions of Collateral. The Grantors will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except such as are in the ordinary course of Grantors' businesses.

     (d) Further Identification of Collateral. The Grantors will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (e) Notices. The Grantors will advise the Administrative Agent promptly, in reasonable detail, (i) of any Lien asserted or claim made against any of the Collateral, (ii) of any material change in the composition of the Collateral, (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder and
         (iv) of any Event of Default hereunder.

                  (f) Continuous Perfection. No Grantor will change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the Code, unless such Grantor shall have given the Administrative Agent at least 30 days' prior written notice thereof, or shall have delivered to the Administrative Agent acknowledgment copies of UCC-3 financing statements duly executed and duly filed in each jurisdiction in which UCC-l filings were required in order to perfect the security interest granted by this Security Agreement in the Collateral and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Administrative Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

         Section 6. Administrative Agent's Appointment as Attorney- in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

                  Section 7. Performance by Administrative Agent of Grantors' Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate provided for in respect of the Notes, shall be payable by such Grantor to the Administrative Agent on demand and shall constitute Obligations secured hereby.

         Section 8. Events of Default. Each of the following shall constitute an Event of Default under this Security Agreement:

                  (a) Failure of any Grantor to perform or observe any covenant set forth herein;

                  (b) Discovery by the Administrative Agent or either Lender that any representation or warranty made by the Grantors herein, or any statement or representation made in any certificate, report or opinion delivered pursuant hereto or in connection herewith was materially untrue or is breached in any material respect; or

                  (c) The occurrence of an Event of Default under or with respect to any Loan Document.

         Section 9. Remedies, Rights Upon Default. (a) If an Event of Default shall occur and be continuing:

                  (i) All payments received by any and all Grantors under or in connection with any of the Collateral shall be held by such Grantor(s) in trust for the Administrative Agent, shall be segregated from other funds of such Grantor(s) and shall forthwith upon receipt by such Grantor(s), be turned over to the Administrative Agent, in the same form as received by such Grantor(s) (duly indorsed by such Grantor(s) to the Administrative Agent, if required). Any and all such payments so received by the Administrative Agent (whether from any Grantor or otherwise) may, in the sole discretion of the Administrative Agent, be held by the Administrative Agent as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Administrative Agent, against all or any part of the Obligations in such order as the Administrative Agent shall elect. Any balance of such payments held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor(s) or to whomsoever may be lawfully entitled to receive the same.

                  (ii) The Administrative Agent may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code.

                  (iii) Upon request of the Administrative Agent, the Grantors shall assemble the Collateral, make it available to the Administrative Agent at a place or places which the Administrative Agent shall select which shall be reasonably



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         convenient to the Administrative  Agent and the Grantors,  whether at a
         Grantor's premises or elsewhere. To the extent permitted by applicable law, the Grantors waive all claims, damages, and demands against the Administrative Agent and the Lenders arising out of the repossession, retention or sale of the Collateral. The Grantors agree that the Administrative Agent need not give more than 10 days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Grantors at their respective addresses set forth in
         Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

                  (b) The Grantors also agree to pay all costs of the Administrative Agent and any Lender, including reasonable attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of their respective rights hereunder.

                  (c) The Grantors hereby waive presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral, except as otherwise provided herein or in the Credit Agreement.

         Section 10. Limitation on Administrative Agent's Duty in Respect of Collateral. Beyond the safe custody thereof, the Administrative Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The powers conferred on the Administrative Agent hereunder are solely to protect the Lenders' respective interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act, except for its own gross negligence or willful misconduct.

         Section 11. Concerning Administrative Agent. In furtherance and not in derogation of the rights, privileges and immunities of Administrative Agent set forth herein and in the Loan Documents, Administrative Agent is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral), Administrative Agent may act or refrain from acting in the exercise of its sole and absolute discretion.

         Section 12. Notices. All notices hereunder to either party hereto shall be delivered:

         (a)      if to the Grantors, in all cases to:

                  Plasti-Line, Inc.
                  Attn:  Mark J. Deuschle
                  623 East Emory Road
                  Knoxville, Tennessee  37950-9043
                  Fax: (423) 947-8565


         (b)      if to any Lender, in all cases to the Administrative
                  Agent at:

                  700 Hill Avenue
                  Knoxville, Tennessee 37915
                  (Attn:  T. L. "Chip" Smallwood)
                  Fax:  (423) 544-2125

                  with a copy to:

                  National City Bank, Kentucky
                  5304 Chaversham Lane
                  Norcross, Georgia 30092
                  (Attn:  Carrie Tate)
                  Fax: (770) 441-1525

         Section 13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 14.          Successors and Assigns; Governing Law.  This
                              -------------------------------------
Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors, and shall, together with the rights and remedies of the Administrative Agent hereunder, inure to the benefit of the Administrative Agent and its successors and assigns. This
Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Tennessee.

         Section 15. Amendments. This Security Agreement may be modified or amended only by a writing executed by the parties hereto.

         Section 16. Entire Agreement. This Security Agreement constitutes the entire agreement as to the matters set forth herein and supersedes all prior oral discussions or agreements as to the matters set forth herein.

         Section 17. Waivers. Administrative Agent may at any time and from time to time waive any one or more of the terms, covenants, provisions or conditions contained in this Security Agreement, but any such waiver shall be deemed made in pursuance hereof or thereof and not in modification thereof, and any such waiver in any particular instance or circumstance shall in no event or under any circumstance be considered a waiver of any such term, covenant, provision or condition in any other instance or any other circumstance.

         Section 18. Amendment and Restatement. This Security Agreement amends and restates the Security Agreement dated as of November 2, 1995 by and among SunTrust, Plasti-Line, Inc., CM Acquisition Corp. and American Sign and Marketing Services, Inc.

         IN WITNESS WHEREOF, each of the Grantors and the Administrative Agent have caused this Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                   SUNTRUST BANK, EAST TENNESSEE
                                     N.A., as Administrative Agent

                                    By: /s/ T.L. Chip Smallwood
                                            T.L. "Chip" Smallwood
                                            Title:  Vice President

                                    PLASTI-LINE, INC., as Grantor


                                    By: /s/ Mark J. Deuschle
                                            Mark J. Deuschle
                                            Title:  Vice President - Finance


                                    CARTER-MIOT, INC., as Grantor


                                    By: /s/ Mark J. Deuschle
                                            Title: Secretary - Treasurer


                                    AMERICAN SIGN AND MARKETING
                                    SERVICES, INC., as Grantor


                                    By: /s/ Mark J. Deuschle

                                            Title: Secretary

                                                       EXHIBIT A


                  Plasti-Line, Inc.
                  623 East Emory Road
                  Knoxville, Tennessee  37950-9043

                  Carter-Miot, Inc.
                  1828 Shop Road
                  Columbia, South Carolina  29201

                  American Sign and Marketing Services, Inc.
                  7430 Industrial Road
                  Florence, Kentucky  41042




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